Protective Life Dynamic Allocation Series - Growth Portfolio

Schedule of Investments (unaudited)

September 30, 2020

Shares or Principal Amounts		Value
Investment Companies– 99.4%
Exchange-Traded Funds (ETFs) – 99.4%
Franklin FTSE Japan	117,913	$3,085,783
Invesco QQQ Trust Series 1	34,175	9,495,182
Janus Henderson Short Duration Income£	106,064	5,344,565
JPMorgan BetaBuilders Developed Asia ex-Japan	136,754	3,090,640
Vanguard FTSE Europe#	107,587	5,640,786
Vanguard S&P 500	80,184	24,668,608
Vanguard Small-Cap#	56,131	8,632,948
Total Investment Companies (cost $54,785,933)		59,958,512
Repurchase Agreements– 0.5%
Credit Agricole, New York, Joint repurchase agreement, 0.0500%, dated 9/30/20, maturing 10/1/20 to be repurchased at $300,000 collateralized by $235,268 in U.S. Treasuries 2.3750% - 2.8750%, 5/15/43 - 11/15/49 with a value of $306,000((cost $300,000)	$300,000	300,000
Investments Purchased with Cash Collateral from Securities Lending– 2.9%
Investment Companies – 1.5%
Janus Henderson Cash Collateral Fund LLC, 0.0289%ºº,£	906,698	906,698
Time Deposits – 1.4%
Canadian Imperial Bank of Commerce, 0.0800%, 10/1/20	$648,171	648,171
Royal Bank of Canada, 0.0700%, 10/1/20	226,675	226,675
		874,846
Total Investments Purchased with Cash Collateral from Securities Lending (cost $1,781,544)		1,781,544
Total Investments (total cost $56,867,477) – 102.8%		62,040,056
Liabilities, net of Cash, Receivables and Other Assets – (2.8)%		(1,707,179)
Net Assets – 100%		$60,332,877

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/20
Investment Companies - 8.9%
Exchange-Traded Funds (ETFs) - 8.9%
Janus Henderson Short Duration Income	$138,312	$190,517	$206,559	$5,344,565
Investments Purchased with Cash Collateral from Securities Lending - 1.5%
Investment Companies - 1.5%
Janus Henderson Cash Collateral Fund LLC, 0.0289%ºº	10,967∆	-	-	906,698
Total Affiliated Investments - 10.4%	$149,279	$190,517	$206,559	$6,251,263

(1) For securities that were affiliated for a portion of the period ended September 30, 2020, this column reflects amounts for the entire period ended September 30, 2020 and not just the period in which the security was affiliated.

	Value at 12/31/19	Purchases	Sales Proceeds	Value at 9/30/20
Investment Companies - 8.9%
Exchange-Traded Funds (ETFs) - 8.9%
Janus Henderson Short Duration Income	496	28,043,946	(23,096,953)	5,344,565
Investments Purchased with Cash Collateral from Securities Lending - 1.5%
Investment Companies - 1.5%
Janus Henderson Cash Collateral Fund LLC, 0.0289%ºº	-	116,102,075	(115,195,377)	906,698

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

ºº	Rate shown is the 7-day yield as of September 30, 2020.

#	Loaned security; a portion of the security is on loan at September 30, 2020.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies	$59,958,512	$-	$-
Repurchase Agreements	-	300,000	-
Investments Purchased with Cash Collateral from Securities Lending	-	1,781,544	-
Total Assets	$59,958,512	$2,081,544	$-

Investment Valuation

Securities held by the Portfolio, including the underlying funds, are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). The values of the Portfolio's investments in the underlying funds are based upon the closing price of such underlying funds on the applicable exchange. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed by Janus Capital Management LLC (“Janus Capital”) to be unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Portfolio classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2020 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Portfolio, please refer to the Portfolio’s most recent semiannual or annual shareholder report.